U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report - January 23, 2004


           ___________________Mid Penn Bancorp, Inc._________________



Pennsylvania 0-20141 25-1666413 349 Union Street Millersburg Pennsylvania 17061
                    - ------------ ------- ---------- ------

                   _____________717/692-2133_________________


                                 Not Applicable
          (Former name or former address, if changed since last report)





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Item 7.     Financial Statement, Pro Forma Financial Information And Exhibits.

     (c) Exhibits.

            Exhibit Number
            99.1 Press Release, dated January 23, 2004, issued by Mid Penn Bancorp, Inc.


Item 12.    Results of Operations and Financial Condition.

         On January 23, 2004, Mid Penn Bancorp, Inc., announced it results of operations for the quarter ended December 31, 2003. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


-------------------------------
                                  (Registrant)


Dated: January 23, 2004
                                          Alan W. Dakey  /s/,
                                          President and Chief Executive Officer


                                  EXHIBIT INDEX                     PAGE NO. IN
                                                                      MANUALLY
                                                                       SIGNED
EXHIBIT NO.                                                           ORIGINAL


99.1               Press Release, dated January 23, 2004.